Exhibit 99.1

Valley
National
Bank

Valley National Bancorp

Investor Presentation
October 25, 2005

Investor Presentation October 25, 2005

This presentation contains forward looking statements concerning Valley’s future business outlook, financial condition and operating results.  Generally, the words " will," "may,"
"should," "continue," "believes," "expects," " anticipates" or similar expressions identify forward looking statements.  Readers are advised not to place undue reliance on these forward looking statements as they are influenced by certain risk factors and unpredictable events.  Factors that could cause actual results to differ materially from those predicted by the forward looking statements include among others:
Increased competitive pressure among banking and/or financial services companies
Adverse changes in the interest rate environment, causing reduced interest margins
Unexpected changes in the debt securities market
Decline in general economic conditions, whether nationally or in the market areas where Valley operates
New legislation or regulatory changes that may disrupt the course of business
The disallowance of prior tax strategies and changes in the effective income tax rate
NOTE:  Valley disclaims any obligation to update or revise forward looking statements for any reason.
Information For Investors And Shareholders

Overview of Valley National Bancorp
78 Year Commercial Banking History
Listed on the NYSE:  VLY (eleven years as of December 5, 2004)
Consistent Shareholder Returns
Strong Financial Performance
Sound Asset Quality
Management Longevity/Ownership
Marketplace
Marketing Opportunity
Business Lending Initiative

Sullivan
Dutchess
Putnam
Pike
Westchester
Sussex
Rockland
Passaic
60 Min Drive Time
Warren
Bronx
Queens
Kings
Hunterdon
Somerset
Middlesex
Bucks
Mercer
Monmouth

Valley National Bancorp

60 Miles from Wayne
60 Minutes from Wayne
Valley National Bancorp’s
Concentrated Focus and Market Share
8.87 6 6 Sussex
8.95 27 27 Essex
6.33 19 19 Morris
5.29 3 3 Warren
4.60 36 36 Bergen
2.53 12 12 Monmouth
1.69 4 4 Somerset
1.56 9 9 Union
1.33 14 14 Hudson
0.25 1 1 Middlesex
0.34 9 9 Manhattan
27.59% 22 22 Passaic
Deposit Deposit
Market Share Market Share
Valley Valley
Offices Offices County County

Acquisition Strategy
Target
Closing
Date
Target Total
Assets
($000)
NorCrown Bank 6/3/2005 621,966
Shrewsbury Bancorp 3/31/2005 424,588
Merchants New York Bancorp, Inc 1/19/2001 1,369,676
Ramapo Financial Corporation 6/11/1999 327,779
Wayne Bancorp, Inc 10/16/1998 272,007
Midland Bancorporation, Inc 2/28/1997 405,027
Lakeland First Financial Group, Inc 6/30/1995 661,393
American Union Bank 2/28/1995 53,695
Rock Financial Corporation 11/30/1994 187,378
Peoples Bank 6/18/1993 217,161
Mayflower Financial Corporation 12/31/1990 122,760

Focused Growth
New Jersey
Cranford, Union County
Denville, Morris County
Edison, Middlesex County
Freehold, Monmouth County
Hackensack, Bergen County
Hillsborough, Somerset County
Keansburg, Monmouth County
Manalapan, Monmouth County
Milltown, Middlesex County
North Brunswick, Middlesex County
North Brunswick II, Middlesex County
Paterson, Passaic County
River Vale, Bergen County
Woodbridge, Middlesex County
Expansion concentration within 1 Hour of Wayne
Seeking to fill in and expand to contiguous counties
Properties under construction/contract include:
Manhattan
Church Street & Franklin Street
Hudson Street & Laight Street
18th
Street & Eighth Avenue
88th
Street & Third Avenue

Total Denovo Pre-tax Net Income ($ annualized)
Individual Denovo Net Income ($)

Valley National Bancorp

Denovo Profitability
as of June 30, 2005
7,012,780
1,184,480
1,100,244
783,732
1,916,796
169,364
1,666,504
191,680
0
1,000,000
2,000,000
3,000,000
4,000,000
5,000,000
6,000,000
7,000,000
8,000,000
Total Denovo 1998 1999 2000 2001 2002 2003 2004
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
Year opened
3 3
1
3 3
2
4 19

26%
23%
24%
27%
Commercial Loans Commercial Mortgages
Residential Mortgages Consumer Loans
($ in millions)
25%
25%
24%
26%
Total Loans $6,934*
Pre-merger
Total Loans $8,083
Post-merger
Total Loan Portfolio Composition
as of September 30, 2005
* Balance as of December 31, 2004.

Competitive Advantage
Commercial Lending
Customer access to senior
management
Service and relationship oriented
All decision makers are local
Diversified loan portfolio
Market trend awareness and
adaptability
Longevity in marketplace
Exceptional distribution network
Quick turn around time
Flexibility with respect to terms
Consumer Lending
Unequivocal reputation and recognition
High efficiency
Preferred* auto lender in New Jersey
Quick turn-around time
Longevity in marketplace
Exceptional distribution network
Competitive products
FICO Score-based Tiered Lending
Instant Credit program
*Preferred Lender for AAA auto club of New Jersey

Loan Portfolio Growth 2001-2005
2.75%
8.08%
7.11%
12.34%
16.57%*
0.00%
3.00%
6.00%
9.00%
12.00%
15.00%
18.00%
2001 2002 2003 2004 9/30/2005
(annualized)
* Includes loans acquired in connection with the Shrewsbury and NorCrown acquisitions, totaling approximately $276 million and $413 million, respectively.

Valley National Bank - Sensitivity Analysis
Repricing Loan Cash Flow in One Year
20.92%
22.68%
22.33%
23.39%
22.15%
0.00%
10.00%
20.00%
30.00%
40.00%
50.00%
60.00%
12/31/2001 12/31/2002 12/31/2003 12/31/2004 Sept. 30, 2005
Prime-Based Loans Reprice Cash Flow

12 Non-Performing Loans as a % of Loans 2000-2005 0.07% 0.35% 0.37% 0.36% 0.44% 0.30% 0.00% 0.50% 1.00% 1.50% 2.00% 2000 2001 2002 2003 2004 9/30/2005 Year

13 Net Charge-Offs to Average Loans 2000-2005 0.26% 0.27% 0.24% 0.11% 0.11% 0.05% 0.00% 0.50% 1.00% 1.50% 2.00% 2000 2001 2002 2003 2004 9/30/2005 Year (annualized)

28%
23%
49%
Non-Interest Bearing Savings Time
($ in millions)
47%
24%
29%
Total Deposits $7,519*
Pre-merger
Total Deposits $8,691
Post-merger
Total Deposits
as of September 30, 2005
* Balance as of December 31, 2004.

Strong Capital Position
Includes $200 Million Trust Preferred Issued November 2001.
Total Capital Ratio Includes $100 Million Sub-debt Issued July 2005.
7.75%
10.13%
12.03%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
2000 2001 2002 2003 2004 9/30/2005
Leverage Ratio Tier 1 Ratio Total Capital Ratio

Unrealized Capital Position
(as of September 30, 2005)
Marked-to-Market Facilities
Number of facilities owned - 73
Book value of facilities owned – $82 Million
Approximate Market Value of
Facilities owned -
$280 Million

Net Income Per Diluted Share
1.16
1.20
(1)
1.43
(2)
1.48
1.49
1.10
$0.25
$0.75
$1.25
$1.75
2000 2001 2002 2003 2004 YTD
9/30/2005
Share data is adjusted to reflect  the 5 percent stock dividend issued on May 20,2005.
(1) Amount for 2001 includes merger-related charges of $7.0 million for Merchants acquisition.
(2) Includes tax benefit due to restructuring of a subsidiary into a REIT of $8.75 million.

.13
.16
.21
.23
.26
.27
.27
.28
.32
.38
.42
.44
.49
.56
.62
.67
.71
.75
.80
.84
85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04
Annual Dividend paid, adjusted for stock splits and stock
dividends.
Current annual rate is $0.88 per share
Dividend Growth Per Share

Valley’s Performance
(Trailing 12 Months)
3.74%
1.59%
3.21%
2.49%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
Dividend Yield
15.07
15.36
15.35
15.02
14.80
14.90
15.00
15.10
15.20
15.30
15.40
Price to Earnings
19.96%
11.04%
13.50%
18.90%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
18.00%
20.00%
ROAE
Valley
SNL National Public Median
SNL Suggested Regional
SNL Suggested Highly Valued
© 2000-2005 SNL Financial (snl.com) All rights reserved
Data as of October 23, 2005

20 Total Returns – 9/30/00 – 9/30/05* 51.03% -5.93% -7.22% -10% 0% 10% 20% 30% 40% 50% 60% Valley Russell 1000 Index S&P Index 8.59% Annual -1.21% Annual -1.49% Annual *Source- Bloomberg

Future Goals
Maintain exceptional asset quality
Remain aggressive and active in the lending
community
Emphasize business lending
Take advantage of changing market in the Tri-State
area
Focused growth within sixty miles of Valley’s
headquarters through new branches and acquisitions
of other financial institutions with a similar customer
culture

For More Information
Log onto our web site:   www.valleynationalbank.com
Visit our kids site: www.vnbkids.com
E-mail requests to:   dgrenz@valleynationalbank.com
Call Shareholder Relations at: (973) 305-3380
Write to:  Valley National Bank
1455 Valley Road
Wayne, New Jersey 07470
Attn:     Dianne M. Grenz, Senior Vice President
Director of Shareholder & Public Relations
Log onto www.sec.gov to obtain free copies of documents filed by
Valley with the SEC